UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2019

INOGEN, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36309	33-0989359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive, Goleta, CA		93117
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INGN	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2019, Inogen, Inc. (the “Company”), entered into a commercial and industrial building lease (the “Lease”), by and between the Company and TCG Industrial Shiloh LLC, a Delaware limited liability company, for approximately 53,600 rentable square feet located at 600 Shiloh Road, Plano, Texas 75074. The Lease will replace the leases for the Company’s existing Richardson locations, which expire between December 31, 2019 and February 1, 2022. The term of the Lease is expected to commence on January 1, 2020, at which time the Company expects to move its Texas operations to the Plano location under the Lease and expires on December 31, 2030. The minimum monthly base rent under the Lease for the initial rentable square footage will be $39,085 per month, and escalating for years 2020 through 2030, until reaching $51,283 per month in 2030. Pursuant to the terms of the Lease, the initial rentable square footage will be automatically expanded on January 1, 2021 by approximately 100,490 rentable square feet. The minimum monthly base rent under the Lease for the expanded rentable square footage will be $75,108 per month, and escalating for years 2021 through 2030, until reaching $96,145 per month in 2030.  The Lease also grants to the Company two options to renew the Lease for an additional five (5) years each, commencing when the prior term expires, at the then prevailing effective market rental rate and otherwise pursuant to the terms and conditions of the Lease.

The foregoing summary of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2019.

Exhibit	Description

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date: September 4, 2019	By:	/s/ Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer